TOUCHSTONE VARIABLE SERIES TRUST
                          PROSPECTUS DATED MAY 1, 2001
                      SUPPLEMENT DATED OCTOBER 15, 2001


THE FOLLOWING INFORMATION REPLACES INFORMATION FOR THE TOUCHSTONE GROWTH & INCOME FUND FOUND IN THE "THE FUND'S MANAGEMENT" ON PAGE 51 OF THE PROSPECTUS:

FUND SUB-ADVISOR TO THE TOUCHSTONE GROWTH & INCOME FUND
ZURICH SCUDDER INVESTMENTS, INC. (ZURICH SCUDDER)
345 PARK AVENUE, NEW YORK, NY 10154

On September 24, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of Zurich Scudder Investments, Inc. ("Scudder"), with the exception of Scudder's UK operations, Threadneedle Investments. The transaction will constitute an assignment and, therefore, a termination of the Advisor's sub-advisory agreement with Scudder for the Touchstone Growth & Income Fund under the Investment Company Act of 1940, as amended. It is anticipated that the Investment Adviser will seek approval of new agreements from the Touchstone Growth & Income Fund's shareholders prior to consummation of the transaction. Definitive transaction agreements are expected to be signed in the fourth quarter of 2001 and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first quarter of 2002.

Tom Sassi, Managing Director and Lead Portfolio Manager, has more than twenty-five years of investment experience. He has been a portfolio manager since 1973 and joined Zurich Scudder in August of 1996. Fred Gaskin, Senior Vice President, is also a portfolio manager. He has been a portfolio manager since 1993 and joined Zurich Scudder in November of 1996.

THE FOLLOWING INFORMATION REPLACES INFORMATION FOR THE TOUCHSTONE GROWTH & INCOME FUND FOUND IN THE SECOND PARAGRAPH UNDER THE HEADING "ITS PRINCIPAL INVESTMENT STRATEGIES" ON PAGE 22 OF THE PROSPECTUS:

TOUCHSTONE GROWTH & INCOME FUND
ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Growth & Income Fund invests in stocks with lower valuations than the broad market, that, in the portfolio manager's view, have good long-term dividend and earnings fundamentals. The portfolio manager utilizes screening techniques based on price/earnings ratios, financial strength and long-term earnings and dividend growth to identify attractive investment opportunities within a universe of large capitalization equities and American Depository Receipts (ADRs). These companies are subject to further fundamental analysis, which enables the portfolio manager to evaluate value oriented and cheap cyclical growth companies that pay little or no dividends.

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THE FOLLOWING  INFORMATION  REPLACES  INFORMATION  FOR THE TOUCHSTONE  BOND FUND
FOUND UNDER THE HEADING "THE FUND'S MANAGEMENT" ON PAGE 52 OF THE PROSPECTUS:

FUND SUB-ADVISOR TO THE TOUCHSTONE BOND FUND
FORT WASHINGTON INVESTMENT ADVISORS, INC. (FORT WASHINGTON)
420 EAST FOURTH STREET, CINCINNATI, OH 45202

Timothy J. Policinski, CFA, Vice President and Senior Portfolio Manager, Fixed Income, joined Fort Washington Investment Advisors in June of 2001. Prior to joining Ft. Washington, he was employed by Lincoln Investment Management, Ft. Wayne, Indiana, as Vice President, Public Bond Manager since 1997. Prior to 1997, Mr. Policinski was also a portfolio manager with Lincoln Investment Management for total return accounts, mutual funds and variable annuity mutual funds since 1994.

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